                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                          ________DISTRICT OF Delaware
                                              --------

In re Webvan Group, Inc.                     Case No. 01-2404
      ------------------                             -------------
                                             Reporting Period: August 1-31, 2001
                                                              ------------------

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------
                                                                                   Document  Explanation
REQUIRED DOCUMENTS                                                    Form No.     Attached   Attached
---------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                          MOR-1            [X]
---------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CONT)     [X]
---------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                           [X]
---------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                         [X]
---------------------------------------------------------------------------------------------------------
Statement of Operations                                              MOR-2            [X]
---------------------------------------------------------------------------------------------------------
Balance Sheet                                                        MOR-3            [X]
---------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                         MOR-4            [X]
---------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                          [X]
---------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                 [X]
---------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                 MOR-4            [X]
---------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                    [X]        [X]
---------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                         MOR-5            [X]
---------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                 MOR-5            [X]
---------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________      __________________________________
Signature of Debtor                          Date


_______________________________________      __________________________________
Signature of Joint Debtor                    Date


 /s/ Mark Holtzman                           Sept. 19, 2001
---------------------------------------      ----------------------------------
Signature of Authorized Individual*          Date


 Mark Holtzman                               Vice President & Controller
---------------------------------------      ----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

WEBVAN GROUP, INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
AUGUST 2001
(Dollars in Thousands)

                                                                August 2001
                                                            -------------------


       Cash Beginning of Month                                          17,563

              RECEIPTS

                  Cash Sales                                                 -
                  Accounts Receivable                                    1,362
                  Sale of Assets                                         1,194
                  Other:
                      Interest/Dividends                                   106
                      Returned Deposits                                      4
                      Chargebacks                                            -
                                                            -------------------
                      Total Cash Receipts                                2,666

              DISBURSEMENTS

                      Net Payroll                                         (475)
                      Payroll Taxes & Benefits                            (456)
                      Sales, Use, and Other Taxes                           (1)
                      Insurance                                              -
                      Inventory Purchases                                    -
                      Secured/Rental/Leases                             (1,333)
                      Administrative & Selling                             902)
                      Professional Fees                                      -
                      U.S. Trustee Fees                                      -
                      Court Costs                                            -
                                                            --------------------
                      Total Disbursements                               (3,168)

                  Net Cash Flow                                           (502)

       Cash End of Month                                                17,061

WEBVAN GROUP, INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
AUGUST 2001
(Dollars in Thousands)



                                                                            August 2001

        Total Disbursements                                                      (3,168)
           Less: Transfers to Debtor In Possession Accounts                           -
           Plus: Estate Disbursements Made by Outside Sources                         -
                                                                          --------------
        Total Disbursements for Calculating U.S. Trustee Quarterly Fees          (3,168)

WEBVAN GROUP, INC.
BANK RECONCILIATIONS
As of August 31, 2001
Dollars in Thousands

                                  --------------------------------------------------------------------------------------------------
                                   Operating      Operating    Operating    Operating         Operating        Operating
                                   4187-298286   4124-124595   901000571  1-535-9097-8067   1-535-0179-2367  0032-7339-4587
                                  --------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                  $       821   $     3,794   $      13  $            80   $             -  $            -
                                  ==================================================================================================
BANK BALANCE                             1,038         1,194          16               80                 -               -

Plus: Deposits in Transit                              2,600          -

Less: Outstanding Checks                   199                         3

Other                                      (18)

                                  --------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE              $       821   $     3,794   $      13  $            80   $             -  $            -

                                  ==================================================================================================

                                            -             -           -                -                  -               -
                            Notes:
                            [A]   Reconciliation to Ending Cash on Receipts and Disbursements Schedule
                                  Balance per Books                      $         19,669
                                  Operating Account (90100571)                        (13)[B]
                                  Operating Account (4124124595)                   (2,600)[C]
                                  Payroll                                               5 [D]
                                                                         ----------------
                                  Balance per Books-Cash Schedule        $         17,061
                            [B]   This operating account was not included in the cash model as of 8/31. Funds were transferred to the main operating account on 8/3, with the remainder transferred on 9/10.
                            [C]   Funds for inventory sales were included in the book balance as of 8/31, but were not included in the cash model cash balance as the funds were maintained in a trust account  at bankruptcy counsel as of 8/31.
                            [D]   The cash model assumes that payroll is pre-funded to the payroll account each week, therefore the payroll account balance is not ncuded in the cash model cash balance.

WEBVAN GROUP, INC.
BANK RECONCILIATIONS
As of August 31, 2001
Dollars in Thousands

                                 ---------------------------------------------------------------------------------------------------
                                 Payroll (ZBA)  Payroll (ZBA)   Payroll (ZBA)   Merchant (ZBA)   Merchant (ZBA)    Merchant (ZBA)
                                  4038-143145    4496-817172     4496-846338     4496-844655      4047-100029       4496-844663
                                 ---------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $         (5)  $         -     $         -     $         -      $         -       $         -
                                 ---------------------------------------------------------------------------------------------------

BANK BALANCE                              284             -               -               -                -                 -

Plus: Deposits in Transit

Less: Outstanding Checks                  289

Other

                                 ---------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE            $         (5)  $         -     $         -     $         -      $         -       $         -
                                 ---------------------------------------------------------------------------------------------------

                                           -              -               -               -                -                 -

WEBVAN GROUP, INC.
BANK RECONCILIATIONS
As of August 31, 2001
Dollars in Thousands

                               ---------------------------------------------------------------------------------------------------
                                Merchant (ZBA)  Merchant (ZBA)   Merchant (ZBA)  Merchant (ZBA)  Merchant (ZBA)    Merchant (ZBA)
                                 4496-844663     4496-838996      4496-857293     4496-847294     4496-893256     1-535-9125-9095
                               ---------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $      -         $     -          $     -         $     -         $     -           $      -
                               ===================================================================================================

BANK BALANCE                             -               -                -               -               -                  -

Plus: Deposits in Transit

Less: Outstanding Checks

Other

                               ---------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE             $      -         $     -          $     -         $     -         $     -           $      -
                               ===================================================================================================

                                         -               -                -               -               -                  -

WEBVAN GROUP, INC.
BANK RECONCILIATIONS
As of August 31, 2001
Dollars in Thousands

                              -------------------------------------------
                                 Investment      Investment
                                  14-78C43        18051631       Totals
                              -------------------------------------------
BALANCE PER BOOKS                 $ 14,730         $  236       $ 19,669
                              ===========================================

BANK BALANCE                        14,730            236         17,578

Plus: Deposits in Transit                                          2,600

Less: Outstanding Checks                                             491

Other                                                                (18)

                              -------------------------------------------
ADJUSTED BANK BALANCE             $ 14,730         $  236       $ 19,669
                              ===========================================

                                         -              -

WEBVAN GROUP, INC.
POST-PETITION DISBURSEMENTS BY CHECK
AUGUST 2001

   Check        Check
   Number        Date                      Payee                       Amount
--------------------------------------------------------------------------------

     80033     07/31/01 Roadway Express                                   108.00
     80034     08/02/01 Vintage Island Partners                       145,704.83
     80035     08/02/01 Commerce Park                                  13,490.44
     80036     08/02/01 Harbor Belmont Assoc.                          15,639.00
     80037     08/02/01 Simon Chang                                         VOID
     80038     08/02/01 PDC Properties, Inc.                           33,768.09
     80039     08/02/01 Iowa Employers Retirement                      49,310.18
     80040     08/02/01 AMB Property                                        VOID
     80041     08/02/01 Northwetern Mutual                            125,933.50
     80042     08/02/01 AMB Property                                  129,240.42
     80043     08/02/01 Dublin Properties                                   VOID
     80044     08/02/01 Carol Stream Industrial                       114,572.52
     80045     08/02/01 Benaroya Capital Company                      220,426.76
     80046     08/02/01 Waples Corporation                             70,962.64
     80047     08/02/01 Lusk Mira Mesa Bus Park                           410.00
     80048     08/02/01 Lincoln-Recp                                   49,767.20
     80049     08/02/01 Watson Partners                                79,224.26
     80050     08/02/01 Burns International Security                    5,584.00
     80051     08/02/01 Waste Management                                4,517.20
     80052     08/02/01 Azusa Light                                     1,500.00
     80053     08/02/01 Airborne Express                                5,000.00
     80054     08/03/01 City Moving                                         VOID
     80055     08/03/01 David Loria                                       224.80
     80056     08/03/01 Bud Grebey                                        190.74
     80057     08/03/01 Monica Johnson                                     59.86
     80058     08/03/01 Bud Grebey                                        493.80
     80059     08/03/01 Sandra Evans                                       78.90
     80060     08/03/01 Flynn Justice                                   1,108.49
     80061     08/03/01 Bunzl                                           1,458.56
     80062     08/03/01 Office Team                                       944.13
     80063     08/03/01 Swan Refrigeration                                278.75
     80064     08/06/01 Roadway Express                                   611.75
     80065     08/06/01 City Moving                                    21,536.60
     80066     08/07/01 Keith Brooks                                      900.00
     80067     08/08/01 Pinkerton                                       6,221.68
     80068     08/08/01 Sandra Evans                                      680.55
     80069     08/08/01 Office Team                                       910.00
     80070     08/08/01 Sandra Evans                                      436.98
     80071     08/08/01 Mary Alice Taylor                               1,835.07
     80072     08/08/01 Burns International Security                        VOID
     80073     08/09/01 Pinkerton                                       3,012.40
     80074     08/09/01 Pinkerton                                       3,163.77

       80075   08/09/01 Pinkerton                                   6,024.80
       80076   08/09/01 J.M. Hydraulics                                 VOID
       80077   08/09/01 Burns International Security               10,946.00
       80078   08/10/01 MBC Springbelt, LLC                        67,095.28
       80079   08/10/01 Southern CA Edison                         22,500.00
       80080   08/10/01 Southern CA Edison                         22,500.00
       80081   08/10/01 AT&T                                            VOID
       80082   08/10/01 Abovenet                                        VOID
       80083   08/10/01 AT&T                                            VOID
       80084   08/10/01 AT&T                                          101.44
       80085   08/10/01 Ameritech                                      53.73
       80086   08/10/01 Azusa Light & Water                             5.40
       80087   08/10/01 BG&E                                          231.96
       80088   08/10/01 Bay Cities Lock & Safe                        133.00
       80089   08/10/01 BFI                                           293.64
       80090   08/10/01 FedEx                                          54.88
       80091   08/10/01 IOS Capital                                     VOID
       80092   08/10/01 Midco Waster Systems                          133.15
       80093   08/10/01 Nevada Power                                  222.71
       80094   08/10/01 PSE&G                                         129.21
       80095   08/10/01 PG&E                                            VOID
       80096   08/10/01 Qwest                                         409.74
       80097   08/10/01 United Water New Jersey                       137.43
       80098   08/13/01 Martin Mercado                              2,500.00
       80099   08/14/01 AMS Mechanical Systems                      1,911.00
       80100   08/14/01 Roadway Express                               448.07
       80101   08/15/01 AT&T                                       10,878.81
       80102   08/15/01 Bounty SCA Worldwide                            VOID
       80103   08/15/01 David Hyman                                 2,239.05
       80104   08/15/01 Hartz Mountain Industries                     295.86
       80105   08/15/01 Heidi McPherson                               620.98
       80106   08/15/01 Mary Alice Taylor                           1,271.84
       80107   08/15/01 Oak Harbor Freight Lines                    1,635.94
       80108   08/15/01 Sandra Evans                                  951.33
       80109   08/15/01 Veritas Software                                VOID
       80110   08/15/01 Georgia Natural Gas                             VOID
       80111   08/15/01 Georgia Power                                   VOID
       80112   08/15/01 Guardsmark                                  8,736.00
       80113   08/15/01 Marietta Power                                694.29
       80114   08/15/01 Olympian                                       57.47
       80115   08/15/01 Xtra Lease                                  1,359.75
       80116   08/15/01 Burns International Security                5,881.00
       80117   08/15/01 ComEd                                           VOID
       80118   08/15/01 FedEx                                         230.29
       80119   08/15/01 Kane Security Service                       4,752.00
       80120   08/15/01 Todd Abbott                                    68.27
       80121   08/15/01 TruGreen Landcare                             539.00
       80122   08/15/01 San Diego Gas & Electric                    2,960.11
       80123   08/15/01 FedEx                                          38.36

   80124   08/15/01 Pinkerton                                        16,815.00
   80125   08/15/01 Aramark Uniform Services                             12.45
   80126   08/15/01 FedEx                                                63.63
   80127   08/15/01 Greg Kent                                             VOID
   80128   08/15/01 Pugent Sound Energy                                   VOID
   80129   08/15/01 Pugent Sound Energy                                   VOID
   80130   08/16/01 Service Vending Systems, Inc.                     2,947.87
   80131   08/17/01 Burns International Security                      5,584.00
   80132   08/20/01 Jackson Electric                                      VOID
   80133   08/20/01 Jackson Electric                                 50,396.90
   80134   08/22/01 Georgia Natural Gas                                 320.96
   80135   08/22/01 Guardsmark                                        4,368.00
   80136   08/22/01 Gwinnet Co. Dept of Public Utilties                  17.33
   80137   08/22/01 East Bay Municipal Utility                          276.04
   80138   08/22/01 FedEx                                                31.20
   80139   08/22/01 ComEd                                            16,436.80
   80140   08/22/01 Nicor Gas                                           496.33
   80141   08/22/01 San Diego Gas & Electric                          2,044.96
   80142   08/22/01 City of Fullerton                                    65.84
   80143   08/22/01 FedEx                                                16.12
   80144   08/22/01 Hewlett Packard                                 144,726.76
   80145   08/22/01 PG&E                                            128,568.00
   80146   08/22/01 Sprint                                           12,682.69
   80147   08/22/01 Aquaprix, Inc.                                      630.00
   80148   08/22/01 City of Kent                                        352.51
   80149   08/22/01 FedEx                                               143.78
   80150   08/22/01 Heidi McPherson                                     274.14
   80151   08/22/01 Mary Alice Taylor                                   915.63
   80152   08/22/01 Matthew Cook                                         60.04
   80153   08/22/01 Office Team                                         944.13
   80154   08/22/01 Penninsula Janitorial                             4,149.60
   80155   08/22/01 R R Donnelley Receivables                           400.00
   80156   08/22/01 Sandra Evans                                        299.55
   80157   08/22/01 Seth Selkow                                       3,360.33
   80158   08/22/01 Shannon Di Donato                                   111.24
   80159   08/22/01 Tandis Alizadeh                                     110.00
   80160   08/22/01 Zackler & Associates                                 56.00
   80161   08/22/01 Simon Chang                                      13,108.00
   80162   08/23/01 Norma Damen                                           VOID
   80163   08/23/01 Charles Dudley                                        VOID
   80164   08/23/01 Simon Chang                                       3,814.30
   80165   08/23/01 AMS Mechanical Systems                              740.00
   80166   08/23/01 Southern California Edison                       22,500.00
   80167   08/23/01 Southern California Edison                       22,500.00
   80168   08/24/01 AMS Mechanical Systems                            7,700.00
   80169   08/24/01 Pinkerton                                         5,668.47
   80170   08/24/01 Pinkerton                                         6,272.24
   80171   08/24/01 Professional Cleaning                             5,080.00
   80172   08/27/01 Allen Arthur                                      8,021.99

     80173  08/27/01 Sandra Evans                                      1,184.74
     80174  08/29/01 Guardsmark                                        4,368.00
     80175  08/29/01 Gwinnet Co. Dept of Public Utilties                  64.05
     80176  08/29/01 Jackson Electric                                    738.45
     80177  08/29/01 UPS                                                  14.43
     80178  08/29/01 PDQ Stat Service                                    144.00
     80179  08/29/01 Swan Refrigeraton                                   327.50
     80180  08/29/01 UPS                                                  21.00
     80181  08/29/01 Burns International Security                      3,133.00
     80182  08/29/01 Burns International Security                      8,406.00
     80183  08/29/01 ComEd                                            50,562.14
     80184  08/29/01 Ameritech                                         2,380.31
     80185  08/29/01 Carla Wynter                                         73.78
     80186  08/29/01 UPS                                                  64.00
     80187  08/29/01 Martin Mercado                                      800.30
     80188  08/29/01 Kelly Cleaning Services                          14,250.00
     80189  08/29/01 Chieften Resources                                3,187.50
     80190  08/29/01 City of Foster City                                 148.40
     80191  08/29/01 Karen Prugh                                         179.82
     80192  08/29/01 Mary Alice Taylor                                 1,875.07
     80193  08/29/01 Office Team                                         910.00
     80194  08/29/01 Penninsula Janitorial                               120.96
     80195  08/29/01 Shred-It SF                                         179.00
     80196  08/29/01 UPS                                                 106.45
     80197  08/29/01 FedEx                                                 8.18
     80198  08/29/01 Gary Hiner                                          126.75
     80199  08/29/01 Pinkerton                                         7,830.60
     80200  08/29/01 Puget Sound Energy                                   16.06
     80201  08/29/01 Puget Sound Energy                                2,098.87
     80202  08/29/01 Tammy Walker                                        661.85
     80203  08/30/01 Kelly Cleaning Services                          14,250.00
     80204  08/30/01 Roadway                                               VOID
     80205  08/31/01 Hartz Mountain                                   39,814.23
     80206  08/31/01 Spieker Prop                                     18,227.05

                                                                 --------------
                                                                 $ 1,957,702.98
                                                                 ==============

WEBVAN GROUP, INC.
POST-PETITION DISBURSEMENTS BY WIRE AND BANK FEES
AUGUST 2001

                 Vendor                               Vendor Category                       Amount                   Date
----------------------------------------------------------------------------------------------------------------------------------
US Bank                                   Payroll Taxes and Benefits                               10,512.37             8/3/2001
ADP                                       Payroll Taxes and Benefits                               76,767.36             8/6/2001
Wells Fargo Bank                          Chargebacks                                             268,000.00             8/9/2001
ADP                                       Payroll Taxes and Benefits                               84,211.06            8/10/2001
ADP                                       Payroll                                                 200,000.00            8/10/2001
BMC                                       Professional Services                                     6,800.00            8/17/2001
Wells Fargo Bank Service Charge           Professional Services                                     4,461.41            8/20/2001
ADP                                       Payroll Taxes and Benefits                               71,055.70            8/20/2001
ADP                                       Payroll Taxes and Benefits                                  202.52            8/21/2001
ADP                                       Payroll Taxes and Benefits                               75,714.73            8/27/2001
ADP                                       Payroll Taxes and Benefits                              137,471.99            8/30/2001
ADP                                       Payroll                                                 275,000.00            8/30/2001

                                                                                  --------------------------
                                                                                              $ 1,210,197.14
                                                                                  ===========================

WEBVAN GROUP, INC.
STATEMENT OF OPERATIONS
AUGUST 2001
(Dollars in Thousands)

                                                                       August 2001          Notes
                                                                    -----------------    ------------
                          REVENUES                                                 -


                          COST OF GOODS SOLD                                       -


                          OPERATING EXPENSES                                                 [A]

                                  Net Payroll                                   (475)
                                  Payroll Taxes & Benefits                      (456)
                                  Sales, Use, and Other Taxes                     (1)
                                  Insurance                                        -
                                  Inventory Purchases                              -
                                  Secured/Rental/Leases                       (1,333)
                                  Administrative & Selling                      (902)
                                                                    ----------------
                                  Total Operating Expenses                    (3,168)


                          OTHER INCOME AND EXPENSES                                -         [B]


                          REORGANIZATION ITEMS

                                  Professional Fees                                -
                                  U.S. Trustee Fees                                -
                                  Court Costs                                      -
                                                                    ----------------
                                  Total Reorganization Items                       -

                          NET PROFIT/(LOSS)                                   (3,168)



Notes:
------
[A] This statement of operations represents cash disbursements during the period 8/1- 8/31. Certain Operating Expenses may have been accrued for in prior periods.
[B] Webvan sold certain assets during the period. The gain/loss calculation is in process and will be reported in future periods.

        -------------------------------------------------------------
                        Webvan Group, Inc. and Subsidiary
                           Consolidated Balance Sheet
                                 (in thousands)
        --------------------------------------------------------------

                                                                           August 31, 2001                 July 13, 2001
                                                                           ---------------                 -------------
        Assets

             Current Assets
                 Cash and Equivalents                                    $              19,669         $             20,050
                 Accounts Receivable, Net                                                  534                        1,705
                 Inventories                                                                 -                        6,480
                 Prepaid Expenses and other current assets                               3,640                        7,656
                                                                         ---------------------         --------------------
                      Total current assets                                              23,843                       35,892
             Property, Equipment and Leasehold Improvements, Net                       281,207                      283,948
             Goodwill, Net                                                             690,926                      690,926
             Loan Fees, Net                                                             18,761                       18,843
             Investments                                                                 3,000                        3,000
             Deposits and other long term assets                                         4,504                        8,310
             Restricted Cash                                                             7,986                       13,411

                                                                         ---------------------         --------------------
        Total Assets                                                     $           1,030,228         $          1,054,330
                                                                         =====================         ====================


        Liabilities and Stockholders' Equity

             Current Liabilities
                 Accounts payable                                        $                   -         $              9,716
                 Accrued liabilities                                                         -                       24,352
                 Other current liabilities                                                   -                           29
                 Current portion of capital lease obligation                                 -                        5,797
                 Current portion of long-term debt                                           -                        8,584
                                                                         ---------------------         --------------------
                      Total current liabilities                                              -                       48,478
             Deferred Rent                                                                   -                        4,804
             Capital Lease obligations                                                       -                       19,393
             Long-Term Debt                                                                  -                        5,750
             Liabilities Subject to Compromise                                          75,746                        8,927
             Redeemable Common Stock                                                         -                            -
             Stockholders' Equity                                                      954,482                      966,978

                                                                         ---------------------         --------------------
        Total Liabilities and Stockholders' Equity                       $           1,030,228         $          1,054,330
                                                                         =====================         ====================

        Note:
        Property, Plant & Equipment (PP&E) is listed at net book value, which does not indicate liquidation value. The liquidation value of PP&E as well as goodwill is likely to differ significantly from the stated values. As a result, the stockholders' equity value should not be relied upon as an indication of equity value.

WEBVAN GROUP, INC.
SUMMARY of POST-PETITION TAXES

                                                                                                                               Notes

                                               Beginning         Amount          Amount         Date                Ending
                                             Tax Liability    Withheld/Accrual    Paid          Paid             Tax Liability   [A]
                                            ----------------------------------------------------------------------------------------
    Federal
        Withholding                                       -       263,133       (263,133)  Aug 6, 10, 20, 27, 30             -
        FICA--Employee                                    -        48,912        (48,912)  Aug 6, 10, 20, 27, 30             -
        FICA--Employer                                    -        48,184        (48,184)  Aug 6, 10, 20, 27, 30             -
        Federal Unemployment                              -         9,220         (9,220)  Aug 6, 10, 20, 27, 30             -
        Income                                            -             -              -                                     -
                                            --------------------------------------------                              --------
           Total Federal Taxes                            -       369,449       (369,449)                                    -

    State and Local
        Withholding                                       -        61,748        (61,748)  Aug 6, 10, 20, 27, 30             -
        Sales                                                           -                                                    -
        Unemployment                                      -         1,243         (1,243)  Aug 6, 10, 20, 27, 30             -
        Real/Personal Property & Corp. Tax          668,342             -                                              668,342
                                            --------------------------------------------                              --------
           Total State and Local                    668,342        64,234        (64,234)                              668,342

        Total Taxes                                 668,342       433,683       (433,683)                              668,342
                                            ============================================                              ========

Notes:
------
[A] All payroll taxes are paid on behalf of the Debtors by ADP. See attached ADP summaries for details.

WEBVAN GROUP, INC.
POST PETITION A/P AGING
AUGUST 31, 2001
(in thousands)

     As of August 31, 2001 there was no open post-petition accounts payable.

WEBVAN GROUP, INC.
ACCOUNTS RECEIVABLE AGING SUMMARY
August 2001
Dollars in Thousands


                                                                                Gross               Reserve                Net
Total Accounts Receivable at the beginning of the reporting period                   2,731              (1,427)               1,304
+ Amounts billed during the period (Sale of Inventory)                                   -                   -                    -
- Amounts Collected during the period                                                 (442)                  -                 (442)
+ Positive adjustments                                                                 101                   -                  101
- Write offs/negative adjustments                                                     (235)               (194)                (429)
                                                                                ----------------------------------------------------
Total Accounts Receivale at the end of the reporting period                          2,155              (1,621)                 534
                                                                                ====================================================



Webvan Trade Receivables Aging Summary

--------------------------------
$ Amount
--------------------------------
DESC            Total
--------------------------------
31-60                        63
61-90+                       28
--------------------------------
Grand Total                  91
--------------------------------


Webvan Vendor Receivables Aging Summary

--------------------------------
$ Amount
--------------------------------
Aging Cat       Total
--------------------------------
FY 2000                     488
Q1 2001                     873
Q2/3 2001                   636
--------------------------------
Grand Total               1,997
--------------------------------


Accounts Receivable Reconciliation

Vendor AR                                                    1,997 (aging above)
Trade AR                                                        91 (aging above)
Due from Bank - CC reserve                                      67 (all current)
                                                    ---------------
Accounts Receivable (Gross)                                  2,155
Less: Reserves                                              (1,621)
                                                    ---------------
Accounts Receivable Per Balance Sheet               $          534
                                                    ===============

        Webvan Group, Inc.
        Debtor Questionnaire

        1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

           During the reporting period, the debtor sold its non perishable inventory of food products and other general merchandise. In addition, the debtor conducted its auction in the Atlanta market, and has received an initial payment of $1,000,000 from this auction. The debtor has also completed certain other deminimis miscellaneous sales for owned vehicles, office furniture, and small warehouse equipment. All sales were conducted in accordance with bankruptcy court orders.

        2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

           No. Proceeds from the sale of items listed in (1.) above have been segregated into a separate bank account with no disbursements thereof.

        3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.

           The debtor filed federal and state income tax returns, as well as state sales tax returns. The debtor has received a few local tax returns for deminimis amounts which have not yet been filed.

        4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

           Yes.

                         UNITED STATES BANKRUPTCY COURT
                          ________DISTRICT OF Delaware
                                              --------

In re Webvan Operations, Inc.                Case No. 01-2405
      -----------------------                        -------------
                                             Reporting Period:__________________


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------
                                                                                   Document  Explanation
REQUIRED DOCUMENTS                                                    Form No.     Attached   Attached
---------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                          MOR-1                       [X]
---------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CONT)                [X]
---------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                      [X]
---------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                                    [X]
---------------------------------------------------------------------------------------------------------
Statement of Operations                                              MOR-2                       [X]
---------------------------------------------------------------------------------------------------------
Balance Sheet                                                        MOR-3                       [X]
---------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                         MOR-4                       [X]
---------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                     [X]
---------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                            [X]
---------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                 MOR-4                       [X]
---------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                               [X]
---------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                         MOR-5                       [X]
---------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                 MOR-5                       [X]
---------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________      __________________________________
Signature of Debtor                          Date


_______________________________________      __________________________________
Signature of Joint Debtor                    Date


 /s/ Mark Holtzman                           Sept. 19, 2001
---------------------------------------      ----------------------------------
Signature of Authorized Individual*          Date


 Mark Holtzman                               Vice President & Controller
---------------------------------------      ----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Webvan Operations, Inc.
Monthly Operating Report

The debtor did not operate during the reporting period. All disbursements were paid by Webvan Group, Inc. (Case No. 01-2404). Please refer to the Monthly Operating Report of Webvan Group, Inc. for details.

                         UNITED STATES BANKRUPTCY COURT
                          ________DISTRICT OF Delaware
                                              --------

In re Webvan Bay Area                        Case No. 01-2406
      ---------------                                -------------
                                             Reporting Period:__________________


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------
                                                                                   Document  Explanation
REQUIRED DOCUMENTS                                                    Form No.     Attached   Attached
---------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                          MOR-1                       [X]
---------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CONT)                [X]
---------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                      [X]
---------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                                    [X]
---------------------------------------------------------------------------------------------------------
Statement of Operations                                              MOR-2                       [X]
---------------------------------------------------------------------------------------------------------
Balance Sheet                                                        MOR-3                       [X]
---------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                         MOR-4                       [X]
---------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                     [X]
---------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                            [X]
---------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                 MOR-4                       [X]
---------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                               [X]
---------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                         MOR-5                       [X]
---------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                 MOR-5                       [X]
---------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________      __________________________________
Signature of Debtor                          Date


_______________________________________      __________________________________
Signature of Joint Debtor                    Date


 /s/ Mark Holtzman                           Sept. 21, 2001
---------------------------------------      ----------------------------------
Signature of Authorized Individual*          Date


 Mark Holtzman                               Vice President & Controller
---------------------------------------      ----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

        Webvan Bay Area
        Monthly Operating Report

        The debtor did not operate during the reporting period. All disbursements were paid by Webvan Group, Inc. (Case No. 01-2404). Please refer to the Monthly Operating Report of Webvan Group, Inc. for details.

                         UNITED STATES BANKRUPTCY COURT
                          ________DISTRICT OF Delaware
                                              --------

In re HomeGracer.Com, Inc.                   Case No. 01-2407
      --------------------                           -------------
                                             Reporting Period:__________________


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------
                                                                                   Document  Explanation
REQUIRED DOCUMENTS                                                    Form No.     Attached   Attached
---------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                          MOR-1                       [X]
---------------------------------------------------------------------------------------------------------
  Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CONT)                [X]
---------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                      [X]
---------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                                    [X]
---------------------------------------------------------------------------------------------------------
Statement of Operations                                              MOR-2                       [X]
---------------------------------------------------------------------------------------------------------
Balance Sheet                                                        MOR-3                       [X]
---------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                         MOR-4                       [X]
---------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                     [X]
---------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                            [X]
---------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                 MOR-4                       [X]
---------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                               [X]
---------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                         MOR-5                       [X]
---------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                 MOR-5                       [X]
---------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________      __________________________________
Signature of Debtor                          Date


_______________________________________      __________________________________
Signature of Joint Debtor                    Date


 /s/ Mark Holtzman                           Sept. 21, 2001
---------------------------------------      ----------------------------------
Signature of Authorized Individual*          Date


 Mark Holtzman                               Vice President & Treasurer
---------------------------------------      ----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

HomeGrocer.com, Inc.
Monthly Operating Report

The debtor did not operate during the reporting period. All disbursements were paid by Webvan Group, Inc. (Case No. 01-2404). Please refer to the Monthly Operating Report of Webvan Group, Inc. for details.